Exhibit 7.1
JOINT FILING AGREEMENT
The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: July 12, 2021
INSIGHT VENTURE PARTNERS X, L.P.
By: Insight Venture Associates X, L.P., its general partner
By: Insight Venture Associates X, Ltd., its general partner

By:   ______/s/ Andrew Prodromos_______
Name: Andrew Prodromos
Title: Authorized Officer

Dated: July 12, 2021
INSIGHT VENTURE PARTNERS (CAYMAN) X, L.P.
By: Insight Venture Associates X, L.P., its general partner
By: Insight Venture Associates X, Ltd., its general partner

By:   ______/s/ Andrew Prodromos_______
Name: Andrew Prodromos
Title: Authorized Officer

Dated: July 12, 2021
INSIGHT VENTURE PARTNERS (DELAWARE) X, L.P.
By: Insight Venture Associates X, L.P., its general partner
By: Insight Venture Associates X, Ltd., its general partner

By:   ______/s/ Andrew Prodromos_______
Name: Andrew Prodromos
Title: Authorized Officer

Dated: July 12, 2021
INSIGHT VENTURE PARTNERS X (CO-INVESTORS), L.P.
By: Insight Venture Associates X, L.P., its general partner
By: Insight Venture Associates X, Ltd., its general partner

By:   ______/s/ Andrew Prodromos_______
Name: Andrew Prodromos
Title: Authorized Officer

Dated: July 12, 2021
INSIGHT PARTNERS XI, L.P.
By: Insight Associates XI, L.P., its general partner
By: Insight Associates XI, Ltd., its general partner

By:   ______/s/ Andrew Prodromos_______
Name: Andrew Prodromos
Title: Authorized Officer

Dated: July 12, 2021
INSIGHT PARTNERS (CAYMAN) XI, L.P.
By: Insight Associates XI, L.P., its general partner
By: Insight Associates XI, Ltd., its general partner

By:   ______/s/ Andrew Prodromos_______
Name: Andrew Prodromos
Title: Authorized Officer

Dated: July 12, 2021
INSIGHT PARTNERS (DELAWARE) XI, L.P.
By: Insight Associates XI, L.P., its general partner
By: Insight Associates XI, Ltd., its general partner

By:   ______/s/ Andrew Prodromos_______
Name: Andrew Prodromos
Title: Authorized Officer

Dated: July 12, 2021
INSIGHT PARTNERS XI (CO-INVESTORS), L.P.
By: Insight Associates XI, L.P., its general partner
By: Insight Associates XI, Ltd., its general partner

By:   ______/s/ Andrew Prodromos_______
Name: Andrew Prodromos
Title: Authorized Officer

Dated: July 12, 2021
INSIGHT PARTNERS XI (CO-INVESTORS) (B), L.P.
By: Insight Associates XI, L.P., its general partner
By: Insight Associates XI, Ltd., its general partner

By:   ______/s/ Andrew Prodromos_______
Name: Andrew Prodromos
Title: Authorized Officer

Dated: July 12, 2021	INSIGHT PARTNERS (EU) XI, S.C.SP. By: Insight Associates (EU) XI, S.a.r.l., its general partner By: ______/s/ Andrew Prodromos_______ Name: Andrew Prodromos Title: Authorized Officer
Dated: July 12, 2021
INSIGHT PARTNERS FUND X FOLLOW-ON FUND, L.P.
By: Insight Associates Fund X Follow-On, L.P., its general partner
By: Insight Associates Fund X Follow-On, Ltd., its general partner

By:   ______/s/ Andrew Prodromos_______
Name: Andrew Prodromos
Title: Authorized Officer

Dated: July 12, 2021
INSIGHT PARTNERS FUND X (CAYMAN) FOLLOW-ON FUND, L.P.
By: Insight Associates Fund X Follow-On, L.P., its general partner
By: Insight Associates Fund X Follow-On, Ltd., its general partner

By:   ______/s/ Andrew Prodromos_______
Name: Andrew Prodromos
Title: Authorized Officer

Dated: July 12, 2021
INSIGHT PARTNERS FUND X (DELAWARE) FOLLOW-ON FUND, L.P.
By: Insight Associates Fund X Follow-On, L.P., its general partner
By: Insight Associates Fund X Follow-On, Ltd., its general partner

By:   ______/s/ Andrew Prodromos_______
Name: Andrew Prodromos
Title: Authorized Officer

Dated: July 12, 2021
INSIGHT PARTNERS FUND X (CO-INVESTORS) FOLLOW-ON FUND, L.P.
By: Insight Associates Fund X Follow-On, L.P., its general partner
By: Insight Associates Fund X Follow-On, Ltd., its general partner

By:   ______/s/ Andrew Prodromos_______
Name: Andrew Prodromos
Title: Authorized Officer

Dated: July 12, 2021	INSIGHT VENTURE ASSOCIATES X, L.P. By: Insight Venture Associates X, Ltd., its general partner By: ______/s/ Andrew Prodromos_______ Name: Andrew Prodromos Title: Authorized Officer
Dated: July 12, 2021	INSIGHT VENTURE ASSOCIATES X, LTD. By: ______/s/ Andrew Prodromos_______ Name: Andrew Prodromos Title: Authorized Officer
Dated: July 12, 2021	INSIGHT ASSOCIATES XI, L.P. By: Insight Associates XI, Ltd., its general partner By: ______/s/ Andrew Prodromos_______ Name: Andrew Prodromos Title: Authorized Officer
Dated: July 12, 2021	INSIGHT ASSOCIATES XI, LTD. By: ______/s/ Andrew Prodromos_______ Name: Andrew Prodromos Title: Authorized Officer
Dated: July 12, 2021	INSIGHT ASSOCIATES (EU) XI, S.A.R.L. By: ______/s/ Andrew Prodromos_______ Name: Andrew Prodromos Title: Authorized Officer
Dated: July 12, 2021	INSIGHT ASSOCIATES FUND X FOLLOW-ON, L.P. By: Insight Associates Fund X Follow-On, Ltd., its general partner By: ______/s/ Andrew Prodromos_______ Name: Andrew Prodromos Title: Authorized Officer
Dated: July 12, 2021	INSIGHT ASSOCIATES FUND X FOLLOW-ON, LTD. By: ______/s/ Andrew Prodromos_______ Name: Andrew Prodromos Title: Authorized Officer
Dated: July 12, 2021	INSIGHT HOLDINGS GROUP, LLC By: ___/s/ Andrew Prodromos______ Name: Andrew Prodromos Title: Attorney-in-Fact